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                          AIM TREASURER'S SERIES TRUST

                             INSTITUTIONAL CLASS OF

                                PREMIER PORTFOLIO
                          PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                       Supplement dated September 22, 2006
                    to the Prospectus dated December 20, 2005


The following information is added after the first sentence appearing under the heading "PURCHASING SHARES -- HOW TO PURCHASE SHARES" on page A-1 of the prospectus:

"The transfer agent must secure your purchase order normally before 5:00 p.m. Eastern Time on a business day for Premier Portfolio and Premier U.S. Government Money Portfolio and before 4:00 p.m. Eastern Time on a business day for Premier Tax-Exempt Portfolio in order to effect the purchase at that day's closing price. If attempting to place a purchase order between 5:00 p.m. and 5:30 p.m. Eastern Time for Premier Portfolio and Premier U.S. Government Money Portfolio and between 4:00 p.m. and 4:30 p.m. Eastern Time for Premier Tax-Exempt Portfolio, you must call the transfer agent prior to 5:30 p.m. Eastern Time for Premier Portfolio and Premier U.S. Government Money Portfolio and prior to 4:30 p.m. Eastern Time for Premier Tax-Exempt Portfolio in order to effect the purchase order at that day's closing price. If the fund closes early on a business day, the transfer agent must receive your purchase order at such earlier time."